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Scudder Variable Series II


o    Scudder Aggressive Growth Portfolio

o    SVS Index 500 Portfolio

o    SVS INVESCO Dynamic Growth Portfolio


Supplement to the currently effective prospectuses


Scudder Aggressive Growth Portfolio

The following supplements information contained in "The Portfolio's Main Investment Strategy" section and replaces the "Non-Diversification Risk" subsection contained in "The Main Risks of Investing in the Portfolio" section of the prospectuses.

The portfolio is classified as "diversified." As compared to non-diversified portfolios, diversified portfolios generally invest in a larger number of issuers.


SVS Index 500 Portfolio

The following replaces "The Portfolio Managers" section of the prospectuses.

The portfolio's subadvisor is Northern Trust Investments, N.A. A group of investment professionals is responsible for the day-to-day management of the portfolio.


SVS INVESCO Dynamic Growth Portfolio

The following replaces "The Portfolio Managers" section of the prospectuses.

The portfolio's subadvisor is INVESCO Institutional (N.A.), Inc. ("INVESCO"). Paul J. Rasplicka is the lead manager of the portfolio. Mr. Rasplicka, a Senior Portfolio Manager at INVESCO, has been affiliated with INVESCO and/or its affiliates since 1994 and joined the portfolio in 2004. Michael Chapman is manager of the portfolio. Mr. Chapman has been associated with INVESCO and/or its affiliates since 2001 and the portfolio in 2004. From 1999 to 2001, he was an equity analyst with Chase Manhattan Bank. During part of 1999, he was a securities analyst with Gulf Investment Management. From 1995 to 1999, he was a portfolio manager with US Global Investors, Inc.








               Please Retain This Supplement for Future Reference




August 16, 2004